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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

    KNOW ALL ME BY THESE PRESENTS that each of the undersigned does hereby nominate, constitute and appoint Glenn N. Rupp, Jack A. Green or Donald J. Camacho, or any of them, as his agent and attorney-in-fact, in his name to execute on behalf of the undersigned a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration under said Act of shares of Common Stock of Converse, Inc. (the "Company"), the authority herein given to include execution of amendments of any part of such Registration Statement and generally to do and perform all things necessary to be done in the premises as fully and effectively in all respects as the undersigned could do if personally present.

    IN WITNESS WHEREOF this Power of Attorney has been executed in counterparts by individuals listed below as of the 30th day of November, 1998.


    /s/  Donald J. Barr                   /s/  John J. Hannan
    --------------------------            -------------------------
    Donald J. Barr                        John J. Hannan


    /s/  Leon D. Black                    /s/  Joshua J. Harris
    --------------------------            -------------------------
    Leon D. Black                         Joshua J. Harris


    /s/  Julius W. Erving                 /s/  John H. Kissick
    --------------------------            -------------------------
    Julius W. Erving                      John H. Kissick


    /s/  Robert H. Falk                   /s/  Richard B. Loynd
    --------------------------            -------------------------
    Robert H. Falk                        Richard B. Loynd


    /s/  Gilbert Ford                     /s/  Glenn N. Rupp
    --------------------------            -------------------------
    Gilbert Ford                          Glenn N. Rupp


    /s/  Michael S. Gross                 /s/ John J. Ryan
    --------------------------            -------------------------
    Michael S. Gross                      John J. Ryan


                                          /s/  Michael D. Weiner
                                          -------------------------
                                          Michael D. Weiner